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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 21, 1996
                                 Date of Report

                                 (MAY 14, 1996)
                        (Date of earliest event reported)



                                  HBO & COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         0-9900                                         37-0986839
- ------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)

     301 PERIMETER CENTER NORTH
             ATLANTA, GA                                       30346
- ----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

                                 (770) 393-6000
               --------------------------------------------------
               Registrant's telephone number, including area code








                          Exhibit Index on page 2 of 19

                                  Page 1 of 19

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ITEM 5:  OTHER EVENTS

     On May 14, 1996, the stockholders of HBO & Company (the "Company"or "HBOC") approved an amendment to the Company's Certificate of Incorporation to increase the number of shares of authorized common stock from 60 million to 250 million. The amended Certificate of Incorporation was filed with the state of Delaware on May 15, 1996.

     On May 14, 1996, the Board of Directors of the Company declared a two-for-one stock split to be effected in the form of a stock dividend. The dividend will be payable on June 10, 1996 to all stockholders of record as of May 27, 1996.

     On May 20, 1996, the Company announced that it has signed a definitive agreement to acquire CyCare Systems, Inc. in a transaction to be accounted for as a pooling of interests. Terms of the agreement call for CyCare's shareholders to receive 0.43 of a share of HBOC common stock for each share of CyCare common stock if the average HBOC share price remains between $104.50 and $130.00 during the 20 trading days shortly before the date of the special meeting of CyCare shareholders (all amounts are before adjustment for HBOC's two-for-one split in the form of a stock dividend payable June 10,1996) .
Should the average HBOC share price during that pricing period be above $130.00 or below $104.50, CyCare shareholders will receive a fraction of a share of HBOC common stock with a value of $55.90 or $44.935, respectively, per CyCare share.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

  EXHIBIT NO.            DESCRIPTION                                  PAGE
  -----------            -----------                                  ----

     3(i)           HBO & Company Certificate of Incorporation,          4
                    as amended

    99(a)           Certificate of Authenticity re: Resolution
                    of Board of Directors                               18

    99(b)           HBO & Company News Release dated May 20, 1996       19










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HBO & COMPANY
                              (Registrant)

Date: May 21, 1996

                              /s/ Jay P. Gilbertson
                              ----------------------------------------------
                              Jay P. Gilbertson
                              Senior Vice President - Finance,
                              Chief Financial Officer,
                              Principal Accounting Officer,
                              Treasurer and Assistant Secretary













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